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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) OCTOBER 21, 2002
                                                 ----------------


                                BRUNSWICK BANCORP
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


        NEW JERSEY                      0-14403                  22-2610694
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(STATE OR OTHER JURISDICTION    (COMMISSION FILE NUMBER)     (IRS EMPLOYER
OF INCORPORATION)                                            IDENTIFICATION NO.)





429 LIVINGSTON AVENUE         NEW BRUNSWICK, NEW JERSEY                 08901
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(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                              (ZIP CODE)

REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE 732-247-5800
                                                   ------------


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       FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)




















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ITEM 9.  REGULATION FD DISCLOSURE.

         On October 21, 2002, Brunswick Bancorp (the "Company") submitted to the Securities and Exchange Commission the certification of the Company's report on Form 10-Q for the quarter ended September 30, 2002 by its chief executive officer and chief financial officer as required pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.





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                                   SIGNATURES
         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                        Brunswick Bancorp

Date:  October 21, 2002                 By:   /s/ Carmen J. Gumina
                                                  ----------------
                                                  Carmen J. Gumina
                                                  Chief Executive Officer